                                 SCHEDULE 13E-3
                                (AMENDMENT NO. 1)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Rule 13e-3 Transaction Statement
           under Section 13(e) of the Securities Exchange Act of 1934

                             THE COBALT GROUP, INC.
        -----------------------------------------------------------------
                              (Name of the Issuer)

 The Cobalt Group, Inc.; Cobalt Acquisition Corporation; Warburg, Pincus Equity
   Partners, L.P.; Warburg, Pincus & Co.; Warburg Pincus LLC; Joseph P. Landy;
                      Ernest Pomerantz; and John W.P. Holt
        -----------------------------------------------------------------
                      (Name of Person(s) Filing Statement)

                     Common Stock, par value $0.01 per share
        -----------------------------------------------------------------
                         (Title of Class of Securities)

                                   19074Q1031
        -----------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                             Scott A. Arenare, Esq.
                               Warburg Pincus LLC
                              466 Lexington Avenue
                            New York, New York 10017
                                 (212) 878-0600
        -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                    To Receive Notices and Communications on
                    Behalf of the Person(s) Filing Statement)

                                   Copies to:

                             Steven J. Gartner, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000

This statement is filed in connection with (check the appropriate box):

a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ]  A tender offer.

d.   [ ]  None of the above.

Check the following box if the solicitation materials or information statement referred to in checking box (a) are preliminary copies: [X]

                                 SCHEDULE 13E-3

                            Calculation of Filing Fee

        -----------------------------------------------------------------
Transaction Valuation*                                      Amount of Filing Fee

     $38,430,833                                                   $7,687
        -----------------------------------------------------------------


     * For purposes of calculating the filing fee only. This calculation assumes the purchase of 10,980,238 shares of common stock of The Cobalt Group, Inc. at $3.50 per share in cash. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the value of the maximum number of shares proposed to be purchased as described in the Proxy Statement.

     / X / Check box if any part of the fee is offset as provided by Rule 0-11(a) (2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

        Amount Previously Paid: $7,687.00
                                ---------

        Form or Registration No. Schedule 14A
                                 ------------

        Filing Party: The Cobalt Group, Inc.
                      ----------------------

        Date Filed: June 25, 2001
                    -------------

                                 SCHEDULE 13E-3

     This Amendment No. 1 to the Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Transaction Statement"), filed pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, relates to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 2, 2001, between The Cobalt Group, Inc., a Washington corporation (the "Company"), and Cobalt Acquisition Corporation, a Washington corporation ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company being the surviving corporation (the "Merger").

     The terms and conditions of the Merger Agreement are described in Amendment No. 1 to the Company's preliminary proxy statement (the "Amended Proxy Statement") filed herewith as Exhibit 99(a). A copy of the Merger Agreement is annexed to the Amended Proxy Statement as Appendix A thereto.

     Pursuant to General Instruction F to Schedule 13E-3, the information in the Company's 2001 Annual Proxy Statement filed by the Company on April 24, 2001, under the heading "Election of Directors" is hereby expressly incorporated by reference herein.

     This Transaction Statement is being jointly filed by the Company (the issuer of the class of equity securities that is the subject of the transaction), Merger Sub, Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership and the sole shareholder of Merger Sub ("WPEP"), Warburg, Pincus & Co., the general partner of WPEP ("WP"), Warburg Pincus LLC, a New York limited liability company and the manager of WPEP ("WP LLC"), Joseph P. Landy, a general partner of WP, a member of WP LLC and a member of the Company's board of directors ("Landy"), Ernest Pomerantz, a member of the Company's board of directors ("Pomerantz") and John W.P. Holt, a member of the Company's board of directors and the Chief Executive Officer of the Company ("Holt" and, collectively with the Company, Merger Sub, WPEP, WP, WP LLC, Landy and Pomerantz, the "Filing Persons").

ITEM 1. SUMMARY TERM SHEET

     The information contained in "Summary Term Sheet" and "Certain Questions and Answers About the Merger" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 2. SUBJECT COMPANY INFORMATION

     (a) Name and address. The information set forth in "Cover Page", "Summary Term Sheet" and "Participants -- Parties to the Merger Agreement" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Securities. The class of securities that is the subject of the transaction is the common stock, par value $0.01 per share, of the Company. As of June 2, 2001, there were 20,357,472 shares of common stock issued and outstanding.

     (c) Trading market and price. The information set forth in "Markets and Market Price" in the Amended Proxy Statement is incorporated herein by reference.

     (d) Dividends. The information set forth in "Markets and Market Price" in the Amended Proxy Statement is incorporated herein by reference.

     (e) Prior public offerings. The information set forth in "Markets and Market Price" in the Amended Proxy Statement is incorporated herein by reference.

     (f) Prior stock purchases. The information set forth in "Past Contracts, Transaction, Negotiations and Agreements" and "Common Stock Purchase Information" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 3. IDENTITY AND BACKGROUND OF FILING PERSON.

     (a) Name and address. The information set forth in "Summary Term Sheet", "Participants", "Special Factors -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger" and "Security Ownership of Certain Beneficial Owners and Management" in the Amended Proxy Statement and the information set forth in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference. The name and address of each general partner of WP and each member of WP LLC is set forth in Schedule I hereto.

     (b) Business and background of entities. The information set forth in "Summary Term Sheet", "Participants" and "Security Ownership of Certain Beneficial Owners and Management" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Business and background of natural persons. The information set forth in "Summary Term Sheet", "Participants", "Security Ownership of Certain Beneficial Owners and Management" in the Amended Proxy Statement and the information set forth in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference. The business background and other information required by Item 1003(c) of Regulation M-A of each general partner of WP and each member of WP LLC is set forth in
Schedule I hereto. None of the Filing Persons who are natural persons or, to the best of their knowledge, any executive officer, director or controlling person of the Company, Merger Sub, WPEP, WP or WP LLC has during the past five years
(i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws. Except as set forth in Schedule I hereto, all Filing Persons who are natural persons and, to the best of their knowledge, any executive officer, director or controlling person of the Company, Merger Sub, WPEP, WP or WP LLC are United States citizens.

ITEM 4. TERMS OF THE TRANSACTION

     (a) Material terms. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting", "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger;-- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger,

-- Purpose and Reasons for the Merger; -- Certain Effects of the Merger; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger", "Accounting Treatment of the Merger", "Material U.S. Federal Income Tax Consequences of the Merger", "Terms of the Merger Agreement" and "Terms of the Voting Agreement and the Commitment Letter" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Different terms. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Purpose and Reasons of the Merger; -- Certain Effects of the Merger; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" and "Terms of the Merger Agreement" in the Amended Proxy Statement is incorporated herein by reference.

     (d) Appraisal rights. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Dissenters' Rights" in the Amended Proxy Statement is incorporated herein by reference.

     (e) Provisions for unaffiliated security holders. No provision has been made by the Filing Persons to grant unaffiliated security holders of the Company access to the corporate files of any of the Filing Persons and none of the Filing Persons intend to obtain counsel or appraisal services for such unaffiliated security holders at the expense of the Filing Persons.

     (f) Eligibility for listing or trading. Not applicable.

ITEM 5. PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS.

     (a) Transactions. The information set forth in "Special Factors -- Background of the Merger", "Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Significant corporate events. The information set forth in "Special Factors -- Background of the Merger; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Negotiations or contacts. The information set forth in "Special Factors -- Background of the Merger; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" and "Past Contacts, Transactions, Negotiations and Agreements" in the Amended Proxy Statement is incorporated herein by reference.

     (e) Agreements involving the subject company's securities. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting -- Record and Voting Information", "Special Factors -- Background of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger", "Terms of the Merger

Agreement", "Terms of the Voting Agreement and the Commitment Letter" and "Past Contacts, Transactions, Negotiations and Agreements" in the Amended Proxy Statement is incorporated herein by reference. The information set forth in Exhibits 99.(d)(1) and 99.(d)(2) hereto is incorporated herein by reference.

ITEM 6. PURPOSES OF THE TRANSACTION AND PLANS OR PROPOSALS.

     (b) Not applicable.

     (c)(1)-(8) The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Certain Effects of the Merger" and "Terms of the Merger Agreement" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 7. PURPOSES, ALTERNATIVES, REASONS AND EFFECTS

     (a) Purposes. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph
P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Purpose and Reason for the Merger; -- Certain Effects of the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Alternatives. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Reasons. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen; -- Purpose and Reasons for the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (d) Effects. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen; -- Certain Effects of the Merger", "Material Federal Income Tax Consequences", "Shareholder Litigation", "Dissenters' Rights" and "Terms of the Merger Agreement" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION

     (a) Fairness. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Factors considered in determining fairness. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen; -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Approval of security holders. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger", "The Special Meeting", "Special Factors -- Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" and "Terms of the Voting Agreement and the Commitment Letter" in the Amended Proxy Statement is incorporated herein by reference.

     (d) Unaffiliated representative. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen" in the Amended Proxy Statement is incorporated herein by reference.

     (e) Approval of directors. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Opinion of SG Cowen" in the Amended Proxy Statement is incorporated herein by reference.

     (f) Other offers. Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND NEGOTIATIONS.

     (a) Report, opinion or appraisal. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger; -- Opinion of SG Cowen" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Preparer and summary of the report, opinion or appraisal. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "Special Factors -- Background of the Merger; -- Opinion of SG Cowen" in the Amended Proxy Statement is incorporated herein by reference and Appendix B - Opinion of SG Cowen Securities Corporation in the Amended Proxy Statement is incorporated herein by reference. The information set forth in Exhibits 99.(c)(2) and 99.(c)(3) hereto is incorporated herein by reference.

     (c) Availability of documents. The opinion of SG Cowen Securities Corporation, the preliminary discussion materials presented by SG Cowen Securities Corporation to the special committee on May 18, 2001 and the materials presented by SG Cowen Securities Corporation to the special committee on June 2, 2001 shall also be made available for inspection and copying during regular business hours at the principal executive offices of the Company by any interested holder of common stock or by the representative of any such holder who has been so designated in writing upon written request and at the expense of the requesting securityholder.

ITEM 10. SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

     (a) Source of Funds. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Conditions. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (c) Expenses. The information set forth in "Special Factors -- Merger Financing" and "Estimated Fees and Expenses of the Merger" in the Amended Proxy Statement is incorporated herein by reference.

     (d) Borrowed funds. Not applicable.

ITEM 11. INTEREST IN SECURITIES OF THE SUBJECT COMPANY

     (a) Securities Ownership. The information set forth in "Summary Term Sheet" and "Security Ownership of Certain Beneficial Owners and Management" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Securities Transactions. The information set forth in "Summary Term Sheet", "Common Stock Purchase Information" and "Security Ownership of Certain Beneficial Owners and Management" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 12. THE SOLICITATION OR RECOMMENDATION

     (d) Intent to tender or vote in a going private transaction. The information set forth in "Summary Term Sheet", "The Special Meeting", "Special Factors -- Background of the Merger; -- Position of Merger Sub, Warburg Pincus and its Affiliates, Joseph P. Landy, John W.P. Holt, Ernest Pomerantz and Cobalt as to the Fairness of the Merger; -- Interests of Cobalt

Directors and Officers and Continuing Shareholders in the Merger" and "Terms of the Voting Agreement and the Commitment Letter" in the Amended Proxy Statement is incorporated herein by reference. The information set forth in Exhibit 99.(d)(2) hereto is incorporated herein by reference.

     (e) Recommendation of others. The information set forth in "Summary Term Sheet" and "Interests of Cobalt Directors and Officers and Continuing Shareholders in the Merger" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 13. FINANCIAL STATEMENTS

     (a) Financial Information. The information set forth in "Selected Historical Financial Data", "Selected Financial Information", "Per Share Data", "Cobalt Management's Discussion and Analysis of Financial Condition and Results of Operations", "Risks Relating to the Proposed Merger and our Business" and "Where Shareholders Can Find More Information" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Pro forma information. Not applicable.

ITEM 14. PERSONS/ASSETS RETAINED, EMPLOYED, COMPENSATED OR USED

     (a) Solicitations or recommendations. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "The Special Meeting" in the Amended Proxy Statement is incorporated herein by reference.

     (b) Employees and corporate assets. The information set forth in "Summary Term Sheet", "Certain Questions and Answers About the Merger" and "The Special Meeting" in the Amended Proxy Statement is incorporated herein by reference.

ITEM 15. ADDITIONAL INFORMATION

     The information set forth in the Amended Proxy Statement and the Appendices thereto, in the Company's 2001 Annual Proxy Statement under the heading "Election of Directors" is incorporated herein by reference in its entirety.

ITEM 16. EXHIBITS

     99(a) Amendment No. 1 to the Preliminary Proxy Statement for the Special Meeting of Shareholders of The Cobalt Group, Inc.

     99.(c)(1) Opinion of SG Cowen Securities Corporation, dated June 2, 2001(*)

     99.(c)(2) Preliminary discussion materials presented by SG Cowen Securities
               Corporation to the Cobalt Special Committee on May 18, 2001

     99.(c)(3) Materials presented by SG Cowen Securities Corporation to the
               Cobalt Special Committee on June 2, 2001

     99.(d)(1) Voting Agreement, dated June 2, 2001, by and among Warburg,
               Pincus Equity Partners, L.P. and John W.P. Holt (**)

     99.(d)(2) Agreement and Plan of Merger by and between The Cobalt Group,
               Inc. and Cobalt Acquisition Corporation dated as of June 2,
               2001(*)

     99(d)(3) Commitment Letter, dated June 2, 2001, from Warburg, Pincus Equity Partners, L.P. and certain affiliates to The Cobalt Group, Inc.(**)

     99.(f)    Appraisal Rights under Washington General Corporation Law(*)

-----------------

     (*) Incorporated by reference from the initial preliminary proxy statement, filed by the Company on June 29, 2001.

     (**) Incorporated by reference from the Schedule 13D filed by Warburg, Pincus Equity Partners, L.P. and certain affiliates on June 5, 2001.

     After due inquiry and to the best of my knowledge and belief, I certify that the information in this statement is true, complete and correct.

Dated: August 15, 2001

                                        THE COBALT GROUP, INC.

                                        By: /s/ John W. P. Holt
                                            ------------------------------
                                            Name:  John W. P. Holt
                                            Title: President and Chief Executive
                                                   Officer


                                        COBALT ACQUISITION CORPORATION

                                        By: /s/ Gregory Back
                                            ------------------------------
                                            Name:  Gregory Back
                                            Title: Vice President and Secretary


                                        WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                        By: Warburg, Pincus & Co., General
                                            Partner

                                        By: /s/ Gregory Back
                                            ------------------------------
                                            Name:  Gregory Back
                                            Title: Partner


                                        WARBURG, PINCUS & CO.

                                        By: /s/ Gregory Back
                                            ------------------------------
                                            Name:  Gregory Back
                                            Title: Partner


                                        WARBURG PINCUS LLC

                                        By: /s/ Gregory Back
                                            ------------------------------
                                            Name:  Gregory Back
                                            Title: Member


                                        /s/ John W. P. Holt
                                        -----------------------------
                                        John W. P. Holt

                                        /s/  Joseph P. Landy
                                        -----------------------------
                                        Joseph P. Landy


                                        /s/  Ernest Pomerantz
                                        -----------------------------
                                        Ernest Pomerantz

                                   Schedule I
                                   ----------

     Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of Warburg Pincus LLC ("WP LLC"). Unless otherwise indicated, each general partner or member, as applicable, has held such position for the last five years. The sole general partner of Warburg, Pincus Equity Partners, L.P. ("WPEP") is WP. Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York 10017. Except as otherwise indicated, each person listed below is a citizen of the United States.

                             GENERAL PARTNERS OF WP
                             ----------------------

-------------------------- -----------------------------------------------------
          NAME             CURRENT PRINCIPAL OCCUPATION AND MATERIAL OCCUPATIONS
                                         DURING THE PAST FIVE YEARS
-------------------------- -----------------------------------------------------
Joel Ackerman              Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Gregory Back               Partner of WP; Member and Managing Director of WP LLC
                           prior to 1999, Mr. Back was employed by McKinsey &
                           Company
-------------------------- -----------------------------------------------------
David Barr                 Partner of WP; Member and Managing Director of WP
                           LLC; prior to 2000, Mr. Barr was a Managing Director
                           of Butler Capital and was employed by Goldman, Sachs
                           & Co.
-------------------------- -----------------------------------------------------
Harold Brown               Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Sean D. Carney             Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Timothy J. Curt            Partner of WP; Member and Managing Director of WP
                           LLC; prior to 1998, Mr. Curt was a tax partner in the
                           accounting firm of Ernst & Young LLP and a member of
                           its Mergers & Acquisitions Services Group
-------------------------- -----------------------------------------------------
W. Bowman Cutter           Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Cary J. Davis              Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Stephen Distler            Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Stewart K. P. Gross        Partner of WP; Member and Senior Managing Director of
                           WP LLC
-------------------------- -----------------------------------------------------
Patrick T. Hackett         Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Jeffrey A. Harris          Partner of WP; Member and Senior Managing Director of
                           WP LLC
-------------------------- -----------------------------------------------------
William H. Janeway         Partner of WP; Member and Vice Chairman of WP LLC
-------------------------- -----------------------------------------------------
Charles R. Kaye            Partner of WP; Member and Executive Managing Director
                           of WP LLC
-------------------------- -----------------------------------------------------
Henry Kressel              Partner of WP; Member and Senior Managing Director of
                           WP LLC
-------------------------- -----------------------------------------------------
Joseph P. Landy            Partner of WP; Member and Executive Managing Director
                           of WP LLC
-------------------------- -----------------------------------------------------
Sidney Lapidus             Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Kewsong Lee                Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------

-------------------------- -----------------------------------------------------
Jonathan S. Leff           Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Reuben S. Leibowitz        Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
David E. Libowitz          Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Nancy Martin               Partner of WP; Member and Managing Director of WP
                           LLC; prior to 1999, Dr. Martin was Vice President of
                           Research and Development of MCI Systemhouse'
                           Executive Director of Advanced Technology for
                           Melville Corporation and a partner of Coopers &
                           Lybrand where she directed advanced technology
                           nationally. In addition, Dr. Martin was the founder
                           and Chief Executive Officer of SoftPert Systems,
                           founding professor of Software Engineering at Wang
                           Institute of Graduate Studies and Visiting Professor
                           at Stanford University.
-------------------------- -----------------------------------------------------
Edward J. McKinley         Partner of WP; Member and Managing Director of WP LLC
                           President of Warburg Pincus International LLC
-------------------------- -----------------------------------------------------
Rodman W. Moorhead III     Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
James Neary                Partner of WP; Member and Managing Director of WP
                           LLC; prior to 2000, Mr. Neary was a Managing Director
                           of Chase Securities and was employed by Credit Suisse
                           First Boston
-------------------------- -----------------------------------------------------
Howard H. Newman           Partner of WP; Member and Vice Chairman of WP LLC
-------------------------- -----------------------------------------------------
Gary D. Nusbaum            Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Dalip Pathak               Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Lionel I. Pincus           Managing Partner of WP; Managing Member, Chairman and
                           Chief Executive Officer of WP LLC
-------------------------- -----------------------------------------------------
John D. Santoleri          Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
Steven G. Schneider        Partner of WP; Member and Managing Director of WP
                           LLC; prior to 1997, Mr. Schneider was a Managing
                           Director with NationsBank Capital Markets, Inc.
-------------------------- -----------------------------------------------------
Barry Taylor               Partner of WP; Member and Managing Director of WP
                           LLC; prior to 2000, Mr. Taylor was employed by the
                           law firm of Wilson Sonsini Goodrich and Rosati
-------------------------- -----------------------------------------------------
John L. Vogelstein         Partner of WP; Member, President and Vice Chairman of
                           WP LLC
-------------------------- -----------------------------------------------------
Elizabeth H. Weatherman    Partner of WP; Member and Managing Director of WP LLC
-------------------------- -----------------------------------------------------
David Wenstrup             Partner of WP; Member and Managing Director of WP
                           LLC; prior to 1997, Mr. Wenstrup was employed by the
                           Boston Consulting Group
-------------------------- -----------------------------------------------------

                                MEMBERS OF WP LLC
                                -----------------
------------------------- ------------------------------------------------------
          NAME            CURRENT PRINCIPAL OCCUPATION AND MATERIAL OCCUPATIONS
                                         DURING THE PAST FIVE YEARS
------------------------- ------------------------------------------------------
Joel Ackerman             Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Gregory Back              Member and Managing Director of WP LLC, Partner of WP;
                          prior to 1999, Mr. Back was employed by McKinsey &
                          Company
------------------------- ------------------------------------------------------
David Barr                Member and Managing Director of WP LLC, Partner of WP;
                          prior to 2000, Mr. Barr was a Managing Director of
                          Butler Capital and was employed by Goldman, Sachs &
                          Co.
------------------------- ------------------------------------------------------
Frank M. Brochin (1)      Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------
Harold Brown              Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Sean D. Carney            Member and Managing Director of WP LLC, Partner of WP
------------------------- ------------------------------------------------------
Timothy J. Curt           Member and Managing Director of WP LLC, Partner of WP;
                          prior to 1998, Mr. Curt was a tax partner in the
                          accounting firm of Ernst & Young LLP and a member of
                          its Mergers & Acquisitions Services Group
------------------------- ------------------------------------------------------
W. Bowman Cutter          Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Cary J. Davis             Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Stephen Distler           Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Tetsuya Fukagawa (2)      Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Fukagawa was employed by J.P. Morgan (New York and
                          Tokyo), McKinsey & Company, Inc. (Tokyo), and
                          Mitsubishi Bank (Tokyo)
------------------------- ------------------------------------------------------
Makoto Fukuhara (2)       Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Fukuhara was employed by Credit Suisse First
                          Boston
------------------------- ------------------------------------------------------
Stewart K. P. Gross       Member and Senior Managing Director of WP LLC; Partner
                          of WP
------------------------- ------------------------------------------------------
Alf Grunwald (3)          Member and Managing Director of WP LLC; prior to 2000,
                          Mr. Grunwald was President and Chief Executive Officer
                          of  Deloitte and Touche Consulting Group-ICS and Vice
                          President of Sales and Marketing of SAP Canada
------------------------- ------------------------------------------------------
Patrick T. Hackett        Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Jeffrey A. Harris         Member and Senior Managing Director of WP LLC; Partner
                          of WP
------------------------- ------------------------------------------------------
Sung-Jin Hwang (4)        Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Hwang was employed with the Investment Banking
                          Division of Credit Suisse First Boston and was an
                          associate of the law firms of Sullivan & Cromwell and
                          Kim & Chang
------------------------- ------------------------------------------------------
Roberto Italia (5)        Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------

------------------------- ------------------------------------------------------
William H. Janeway        Member and Vice Chairman of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Charles R. Kaye           Member and Executive Managing Director of WP LLC;
                          Partner of WP
------------------------- ------------------------------------------------------
Rajesh Khanna (6)         Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------
Henry Kressel             Member and Senior Managing Director of WP LLC; Partner
                          of WP
------------------------- ------------------------------------------------------
Rajiv B. Lall (6)         Member and Managing Director of WP LLC; prior to 1997,
                          Mr. Lall was an Executive Director of Morgan Stanley
                          (Asian Economic Research)
------------------------- ------------------------------------------------------
Joseph P. Landy           Member and Executive Managing Director of WP LLC;
                          Partner of WP
------------------------- ------------------------------------------------------
Sidney Lapidus            Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Kewsong Lee               Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Jonathan S. Leff          Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Reuben S. Leibowitz       Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
David E. Libowitz         Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Nicholas J. Lowcock (7)   Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------
John W. MacIntosh (8)     Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------
Nancy Martin              Member and Managing Director of WP LLC; Partner of WP;
                          prior to 1999, Dr. Martin was Vice President of
                          Research and Development of MCI Systemhouse' Executive
                          Director of Advanced Technology for Melville
                          Corporation and a partner of Coopers & Lybrand where
                          she directed advanced technology nationally. In
                          addition, Dr. Martin was the founder and Chief
                          Executive Officer of SoftPert Systems, founding
                          professor of Software Engineering at Wang Institute of
                          Graduate Studies and Visiting Professor at Stanford
                          University.
------------------------- ------------------------------------------------------
Edward J. McKinley        Member and Managing Director of WP LLC; Partner of WP;
                          President of Warburg Pincus International LLC
------------------------- ------------------------------------------------------
Rodman W. Moorhead III    Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
James Neary               Member and Managing Director of WP LLC; Partner of WP;
                          prior to 2000, Mr. Neary was a Managing Director of
                          Chase Securities and was employed by Credit Suisse
                          First Boston
------------------------- ------------------------------------------------------
Howard H. Newman          Member and Vice Chairman of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Gary D. Nusbaum           Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Dalip Pathak              Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Lionel I. Pincus          Managing Member, Chairman and Chief Executive Officer
                          of WP LLC; Managing Partner of WP
------------------------- ------------------------------------------------------
Pulak Chandan Prasad (6)  Member and Managing Director of WP LLC; prior to 1998,
                          Mr. Prasad was a management consultant with McKinsey &
                          Company (United States, India and South Africa)
------------------------- ------------------------------------------------------
John D. Santoleri         Member and Managing Director of WP LLC; Partner of WP;
                          prior to 1997, Mr. Schneider was a Managing Director
                          with NationsBank Capital Markets, Inc.
------------------------- ------------------------------------------------------

------------------------- ------------------------------------------------------
Steven G. Schneider       Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
Melchior Stahl (3)        Member and Managing Director of WP LLC; prior to 1999,
                          Mr. Stahl was a Managin Director of Goldman, Sachs &
                          Co. (Frankfurt and London), First Boston (New York)
                          and Booz Allan & Hamilton GmbH (Dusseldorf)
------------------------- ------------------------------------------------------
Chang Q. Sun (9)          Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------
Barry Taylor              Member and Managing Director of WP LLC, Partner of WP;
                          prior to 2000, Mr. Taylor was employed by the law firm
                          of Wilson Sonsini Goodrich and Rosati
------------------------- ------------------------------------------------------
John L. Vogelstein        Member, President and Vice Chairman of WP LLC; Partner
                          of WP
------------------------- ------------------------------------------------------
Elizabeth H. Weatherman   Member and Managing Director of WP LLC; Partner of WP
------------------------- ------------------------------------------------------
David Wenstrup            Member and Managing Director of WP LLC; Partner of WP;
                          prior to 1997, Mr. Wenstrup was employed by the Boston
                          Consulting Group
------------------------- ------------------------------------------------------
Jeremy S. Young (7)       Member and Managing Director of WP LLC
------------------------- ------------------------------------------------------


(1) - Citizen of France

(2) - Citizen of Japan

(3) - Citizen of Germany

(4) - Citizen of Korea

(5) - Citizen of Italy

(6) - Citizen of India

(7) - Citizen of United Kingdom

(8) - Citizen of Canada

(9) - Citizen of China

                                   Schedule II
                                   -----------

     Set forth below is the name, position, present principal occupation and material occupations during the last five years of each of the executive officers of Cobalt Acquisition Corporation ("Merger Sub"). Merger Sub is a wholly-owned subsidiary of Warburg, Pincus Equity Partners, L.P. ("WPEP"). The business address of each of such persons is 466 Lexington Avenue, New York, New York 10017. Each of the persons listed below is a citizen of the United States.

                        EXECUTIVE OFFICERS OF MERGER SUB
                        --------------------------------

---------------------- ---------------------------------------------------------
          NAME          CURRENT PRINCIPAL OCCUPATION AND MATERIAL OCCUPATIONS
                                      DURING THE PAST FIVE YEARS
---------------------- ---------------------------------------------------------
Joseph P. Landy        Partner of WP; Member and Executive Managing Director
                       of WP LLC; President, Treasurer and director of Merger
                        Sub
---------------------- ---------------------------------------------------------
Gregory Back           Partner of WP; Member and Managing Director of WP LLC;
                       Vice President and Secretary of Merger Sub; prior to
                       1999, Mr. Back was employed by McKinsey & Company
---------------------- ---------------------------------------------------------
Maya Chorengel         Vice President of WP LLC; Assistant Vice President of
                       Merger Sub; prior to 1997, Ms. Chorengel was employed
                       by Morgan Stanley and James D. Wolfensohn
---------------------- ---------------------------------------------------------